EXHIBIT 99.1

Flushing Financial Corporation to Present at the Sandler O'Neill + Partners 2011 East Coast Financial Services Conference

LAKE SUCCESS, N.Y., Nov. 7, 2011 (GLOBE NEWSWIRE) -- Flushing Financial Corporation (the "Company") (Nasdaq:FFIC), the parent holding company for Flushing Savings Bank, FSB (the "Bank"), today announced that, David W. Fry, the Company's Executive Vice President and Chief Financial Officer will be participating in the Sandler O'Neill + Partners 2011 East Coast Financial Services Conference on Thursday, November 10, 2011.

WHO	Flushing Financial Corporation, with $4.3 billion in consolidated assets, is the parent holding company for Flushing Savings Bank, FSB. Flushing Bank is a trade name of
Flushing Savings Bank, FSB, a federally chartered stock savings bank insured by the
Federal Deposit Insurance Corporation. The Bank serves consumers and businesses by offering a full complement of deposit, loan, and cash management services through its sixteen banking offices located in Queens, Brooklyn, Manhattan, and Nassau
County. The Bank also operates an online banking division, iGObanking.com®, which offers competitively priced deposit products to consumers nationwide. Flushing
Commercial Bank, a wholly-owned subsidiary, provides banking services to public entities including counties, cities, towns, villages, school districts, libraries, fire districts and the various courts throughout the metropolitan area.
WHAT	Presentation at the Sandler O'Neill + Partners 2011 East Coast Financial Services
Conference
WHERE/WHEN	Aventura, Florida on Thursday, November 10, 2011 at 1:35pm (Local Time).
PRESENTATION	The presentation will focus on the Company's performance and its strategic operating objectives. The presentation will be available on the Company's website,
www.flushingbank.com, on November 10, 2011, and will remain available through the end of the month. The webcast of the presentation will be available through a link on the
Company's website.
The Company's webcast will also be accessible via:
http://www.thomson-webcast.net/us/dispatching/SOP_20111110
Investors who wish to view the Company's webcast will need to register at the above website prior to the presentation.
The presentation will also be available via audio conference at 877-253-8059
Passcode:1079263715 #
RECENT NEWS	-- October 27, 2011 – Flushing Financial Corporation Reports 6.8 Percent Increase in
Core Earnings for the Nine Months Ended September 30, 2011.
-- September 30, 2011 – John R. Buran, President and Chief Executive Officer of
Flushing Financial Corporation, Appointed to The Federal Reserve Bank of New
York's Community Depository Advisory Council.
-- September 28, 2011 – Flushing Financial Corporation Announces Authorization of
Stock Repurchase Program.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as "may", "will", "should", "could", "expects", "plans", "intends", "anticipates", "believes", "estimates", "predicts", "forecasts", "potential" or "continue" or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company's web site at http://www.flushingbank.com.

CONTACT: David Fry
         Executive Vice President and Chief Financial Officer
         Flushing Financial Corporation
         (718) 961-5400